____________________________________________________________
                       _______________
____________________________________________________________
                       _______________

             SECURITIES AND EXCHANGE COMMISSION

                   WASHINGTON, D.C. 20549
                       ______________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE

               SECURITIES EXCHANGE ACT OF 1934
                       ______________

  Date of Report (Date of earliest event reported) June 21,
                            1995


               J.P. MORGAN & CO. INCORPORATED
   (Exact name of registrant as specified in its charter)


        DELAWARE                1-5885              13-2625764
 (State or other juris-      (Commission          (IRS Employer
       diction of            File Number)      Identification No.)
     incorporation)


        60 WALL STREET, NEW YORK, NEW YORK
10260-0060
     (Address of principal executive offices)
(Zip Code)


    Registrant's telephone number, including area code (212)
                          483-2323

____________________________________________________________
                            _____


      (Former name or former address, if changed since last
                           report)
____________________________________________________________
                       _______________
____________________________________________________________
                       _______________


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ITEM 5.  OTHER EVENTS

         On June 21, 1995, the Registrant issued a press release announcing the sale of its U.S. commercial paper processing business and the outsourcing of some processing services. A copy of such press release is filed herein as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99.  Copy of press release of J.P. Morgan & Co.

                  Incorporated dated June 21, 1995.

                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ______________________________
                        (REGISTRANT)








                         /s/  PATRICIA A. JONES
                        ________________________
                        NAME: PATRICIA A. JONES
                        TITLE: MANAGING DIRECTOR



DATE: June 22, 1995